NOTE RECEIVABLE	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
NOTE 7 – NOTE RECEIVABLE

Note receivable consists of the following at December 31, 2017 and 2016:

	2017	2016

The note receivable is a promissory note with a company bearing an interest rate of 8% per annum, principal and accrued and unpaid interest is payable on demand of the Company any time before November 11, 2016 or by November 11, 2016 if no demand is made prior to such date. This note has been written off in 2016.	$-	$17,948
The note receivable is a promissory note with a company bearing an interest rate of 8% per annum, principal and accrued and unpaid interest is payable on demand of the Company any time before March 29, 2017 or by March 29, 2017 if no demand is made prior to such date. This note has been written off in 2016.	-	18,290
	-	36,238
Less allowances	-	(36,238
Current portion of note receivable	-	-
Note receivable, less current portion	$-	$-